U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             ____________________

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported):  April 1, 2004


                               WELUND FUND, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

                                   000-50142
                           (Commission File Number)

                                     none
                     (I.R.S. Employer Identification No.)

                  244 Fifth Avenue, #W219, New York, NY 10001
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (212) 504-8120

                                      n/a
         (Former name or former address, if changed since last report)


ITEM 1. CHANGE IN CONTROL OF REGISTRANT

       On April 1, 2004, T. Chong Weng ("TC Weng"), the sole shareholder of Welund Fund, Inc. ("Welund," "Company," or "Registrant"), entered into a Share Purchase Agreement with Kevin G. Elmore, pursuant to which Mr. Elmore acquired 2,240,000 shares owned by TC Weng on April 2, 2004 (the "Closing date"). The total consideration paid by Mr. Elmore for the shares was fifty thousand dollars ($50,000). Mr. Elmore used his personal funds to purchase the Welund shares. Before to this transaction there was no relationship between Mr. Elmore and the Company or TC Weng nor did Mr. Elmore own any securities of the Company. Mr. Elmore now owns 100% of the issued and outstanding shares of the Company. Simultaneously with this transaction, the Board of Directors of Welund nominated Kevin G. Elmore to the Board of Directors and all former officers and directors resigned. Mr. Elmore was then named President, Secretary and Treasurer of the Company.

       Prior to the sale, Welund had 2,240,000 shares of common stock outstanding.

       Copy  of  the  Share  Purchase  Agreement reflecting  the  sale  of  the
2,240,000 shares is attached hereto as an  exhibit.   The foregoing description
is modified by such reference.

       The following table sets forth, as of April 2, 2004, certain information with respect to the Registrant's equity securities owned of record or beneficially by (i) each officer and director of the Registrant; (ii) each person who owns beneficially more than 5% of each class of the Registrant's outstanding equity securities; and (iii) all directors and executive officers as a group.

                                                    Amount and
                                                     Nature of
                 Name and Address of                Beneficial      Percent of
Title of Class   Beneficial Owner (1)                Ownership      Class (2)
--------------   -----------------------------      ----------      ----------
Common Stock     Kevin G. Elmore (3)                 2,240,000         100%
                 2515 Camino Del Rio South
                 Ste 117
                 San Diego, CA 92108

Common Stock     All Officers and Directors as       2,240,000         100%
                 a Group (1 person)

   --------------
   (1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.
   (2) Based upon 2,240,000 shares issued and outstanding.
   (3) The Registrant's current sole officer and director.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

1.1Agreement for the Purchase of Common Stock dated as of April 1, 2004, by and between Kevin G. Elmore and Mr. T. Chong Weng.

99.1 Director Resolutions

99.2 TC Weng Resignation letter




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


WELUND FUND, INC.



By: /s/ Kevin G. Elmore                    Date: April 2, 2004
----------------------------------
Name:  Kevin G. Elmore
Title:  President

                                                                    EXHIBIT 1.1

                           SHARE PURCHASE AGREEMENT

       This Agreement made as of the 31st day of March, 2004 ("Agreement"), by and between T. CHONG WENG, with an address at 244 Fifth Avenue, Suite W219, New York, New York 10001 ("Seller"), and KEVIN G. ELMORE, ATTORNEY CLIENT TRUST, with an address at 2515 Camino Del Rio South, Suite 117, San Diego, California 92108 ("Purchaser").


                             W I T N E S S E T H:

       WHEREAS, Seller is the record owner and holder of all the issued and outstanding shares of capital stock of Welund Fund, Inc., a Delaware corporation ("Corporation" or "Welund"), which Corporation has issued capital stock of 2,240,000 shares of common stock at $.0001 par value ("Shares"), as more fully described in the attached Exhibit A.

       WHEREAS, Purchaser desires to purchase the Shares from Seller and Seller desires to sell such Shares upon the terms and conditions hereinafter set forth;

       NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and sale of the Corporation's Shares, it is hereby agreed, as follows:

       1. Transfer of Shares. Seller hereby transfers and delivers 2,240,000 of his issued and outstanding shares in Welund to Purchaser in consideration of FIFTY THOUSAND AND 00/100 DOLLARS ($50,000.00) by wire transfer to an account to be specified by Seller. Upon receipt of the consideration by Seller, Seller will immediately forward 2,240,000 Welund shares to the Purchaser.

       2. Representations and Warranties of Seller.Seller, as sole director, officer and shareholder of Corporation, hereby represents and warrants to Purchaser that:

       (i) Corporation is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on the business it is now being conducted. Corporation and/or Seller do not require any consent and/or authorization, declaration or filing with any government or regulatory authority to undertake nay actions herein;
       (ii) Corporation is newly formed with no financial information available other than the financial information included in the Securities and Exchange Commission's (`SEC") filings;
       (iii) There are no legal actions, suits, arbitrations, or other administrative, legal or governmental proceedings threatened or pending against the Corporation and/or Seller or against the Seller or other employee, officer, director or stockholder of Corporation. Additionally, Seller is not aware of any facts which may/might result in or form a basis of such action, suit, arbitration or other proceeding on any basis whatsoever;
       (iv) The Corporation has no subsidiaries or any direct or indirect ownership interest in any other corporation, partnership, association, firm or business in any manner;
       (v) The Corporation and/or Seller does not have in effect nor has any present intention to put into effect any employment agreements, deferred compensation, pension retirement agreements or arrangements, options arrangements, bonus, stock purchase agreements, incentive or profit-sharing plans;
       (vi) No person or firm has, or will have, any right, interest or valid claim against the Corporation for any commission, fee or other compensation in connection with the sale of the Shares herein as a finder or broker or in any similar capacity as a result of any act or omission by the Corporation and/or Seller or anyone acting on behalf of the Corporation and/or Seller;
       (vii) The business and operation of the Corporation has and will be conducted in accordance with all applicable laws, rules, regulations, judgments. Neither the execution, delivery or performance of this Agreement (A) violates the Corporation's by-laws, Articles of Incorporation, Shareholder Agreements or any existing resolutions; and,
       (B) will cause the Corporation to lose any benefit or any right or privilege it enjoys under the Securities Act ("Act") or other applicable state securities laws;
       (viii)Corporation has not conducted any business and/or entered into any agreements with third-parties;
       (ix) This Agreement has been duly executed and delivered by constitutes a valid and binding instrument, enforceable in accordance with its terms and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Corporation and/or Seller a party or by which they are bound;
       (x) Seller is the legal and beneficial owner of the Shares and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances; and,
       (xi)  The information contained on Exhibit A is true and correct.

       3.    Representations and Warranties of Purchaser.  Purchaser     hereby
represents and warrants to Seller that:

       (i) Purchaser has the power and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding instrument, enforceable in accordance with its terms;
       (ii) The execution, delivery and performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Purchaser is a party or by which Purchaser is bound; and,
       (iii) Purchaser hereby agrees that such shares are restricted pursuant to Rule 144 and therefore subject to Rule 144 resale requirements.

       4. Notices. Notice shall be given by certified mail, return receipt requested, the date of notice being deemed the date of postmarking. Notice, unless either party has notified the other of an alternative address as provided hereunder, shall be sent to the address as set forth herein:

             Seller:             T. Chong Weng
                                 244 Fifth Avenue, Suite W219
                                 New York, New York 10001

             Purchaser:          Kevin G. Elmore, Attorney Client Trust
                                 2515 Camino Del Rio South, Ste. 117
                                 San Diego, CA 92108

       5. Governing Law. This Agreement shall be interpreted and governed in accordance with the laws of the State of New York. The parties herein waive trial by jury. In the event that litigation results or arise out of this Agreement or the performance thereof, the parties agree that the prevailing party is entitled to reimbursement for the non-prevailing party of reasonable attorney's fee, costs, expenses, in addition to any other relief to which the prevailing party may be entitled.

       6. Conditions to Closing. The Closing is conditioned upon the fulfillment by the Seller of the satisfaction of the representations and warranties made herein being true and correct in all material respects as of the date of Closing.

       7. Severability.In the event that any term, covenant, condition, or other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

       8.    Entire Agreement.   This  Agreement  contains  all  of  the  terms
agreed upon by the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation.

       9. Invalidity. If any paragraph of this Agreement shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or effect any other clause, Paragraph, section or part of this Agreement.

       10. Gender and Number; Section Headings. Words importing a particular gender mean and include the other gender and words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

       11. Amendments. No amendments or additions to this Agreement shall be binding unless in writing, signed by both parties, except as herein otherwise provided.

       12. No Assignments. Neither party may assign nor delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party.

       13. Assignment. Neither party may assign this Agreement without the express written consent of the other party. Any agreed assignment by the Seller shall be effectuated by all the necessary corporate authorizations and governmental and/or regulatory filings.

       14. Closing Documents. Seller and Purchaser agree, at any time, to execute, and acknowledge where appropriate, and to deliver any and all documents/instruments, and take such further action, which may necessary to carry out the terms, conditions, purpose and intentions of this Agreement. This paragraph shall survive the Closing.

       IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.



                                 By: /s/ T. Chong Weng
                                 -----------------------------------
                                 T. CHONG WENG



                                 By: /s/ Kevin G. Elmore, Esq.
                                 -----------------------------------
                                 KEVIN G. ELMORE, ESQ.

                                   EXHIBIT A

                               WELUND FUND, INC.
                            A DELAWARE CORPORATION

CORPORATE INFORMATION

Legal Name of Public Shell                Welund Fund, Inc.
Federal I.D. Number                       To be applied.
S.E.C. FILE / CIK Numbers:                000-50142 / 0001210618
S.E.C Reporting Status                    Public reporting Company; current in all SEC filings to date.
S.E.C. Form 10-SB Effective Date          March 2003 (no further comments)
State of Incorporation, Date of Formation State of Delaware on July 16, 2002
Net Equity                                -0-
Underwriter                               Self

STOCK INFORMATION

Classes of Stock            Common Stock, $.0001 par value; Preferred Stock, $.0001 par value
Authorized Shares           100,000,000 Common Shares; 20,000,000 Preferred Shares
Issued and Outstanding      2,240,000 Common Shares; 0 Preferred Shares
Shares
Number of "Control Shares"  2,240,000 Common Shares (100%)
available:
Warrants and Options        None
Outstanding:
OTC Trading Symbol          15c2-11 (Form 211) to be filed with NASD through sponsoring market maker after business combination is completed.
Market Makers               To be selected.
Transfer Agent and          The Company currently acts as its own transfer agent and registrar.
Registrar

                                                                   EXHIBIT 99.1

                           UNANIMOUS WRITTEN CONSENT
                         BY THE BOARD OF DIRECTORS OF
                               WELUND FUND, INC.
                             IN LIEU OF A MEETING

       Pursuant to the Delaware General Corporation Law, as amended, which provides that any action required to be taken at a meeting of the board of directors of a Delaware corporation may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the directors, the undersigned, being all of the directors of WELUND FUND, INC., a Delaware corporation (the "Corporation"), do hereby waive any and all notices that may be required to be given with respect to a meeting of the directors of the Corporation and do hereby take, ratify, affirm, and approve the following actions:

       RESOLVED, that the number of board seats is hereby increased to two (2), and KEVIN G. ELMORE is hereby appointed as a director of the Corporation to fill the newly created board seat, to hold such office until the next annual meeting of shareholders;

       RESOLVED, that the resignation of T. CHONG WENG as sole officer and director of the Corporation is hereby accepted, and the number of board seats is hereby decreased to one (1);

       RESOLVED, that KEVIN G. ELMORE is hereby appointed as president, secretary, and treasurer of the Corporation;

       RESOLVED, that the appropriate officers of the Corporation be, and they hereby are, authorized and directed to take all such further actions and to execute and deliver all such instruments and documents in the name and on behalf of the Corporation, and under its corporate seal or otherwise, as in their judgment shall be necessary, proper, or advisable in order to fully carry out the intent and to accomplish the purposes of the foregoing resolutions.

       The undersigned, being all of the directors of the Corporation, hereby unanimously consent to, approve, and adopt the foregoing actions as of the 2nd of April 2004, notwithstanding the actual date of the signing.


                                         /s/ T. Chong Weng
                                         ------------------------------
                                         T. Chong Weng

                                         /s/ Kevin G. Elmore
                                         ------------------------------
                                         Kevin G. Elmore

       I, Kevin G. Elmore, hereby accept my appointment as director, president, secretary, and treasurer of Welund Fund, Inc., a Delaware corporation.



/s/ Kevin G. Elmore
------------------------------
Kevin G. Elmore



I, T. Chong Weng, hereby resign as director and officer of Welund Fund, Inc., a Delaware corporation, effective the 2nd day of April 2004, and hereby waive and renounce any claim against said corporation, including any claim for accrued but unpaid wages, severance, compensation or benefits.



/s/ T. Chong Weng
------------------------------
T. Chong Weng

                                                                   EXHIBIT 99.2

                                   T.C. Weng
                            244 Fifth Avenue, W219
                       New York, New York 10001-7604 USA


April 2, 2004

Mr. Kevin G. Elmore
2515 Camino Del Rio South, Ste 117
San Diego, CA 92108

Dear Mr. Elmore:

Effective immediately, I am resigning as Director, President, Secretary and Treasurer of Welund Fund, Inc., a Delaware corporation (the "Registrant").

My resignation was not due to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

Yours Truly,

/s/ T.C. Weng
------------------------------
T.C. Weng